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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2000
                                                 ------------------



                          The Williams Companies, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                   1-4174                         73-0569878
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   (State or other              (Commission                 (I.R.S. Employer
   jurisdiction of              File Number)                Identification No.)
                               incorporation)



One Williams Center, Tulsa, Oklahoma                                       74172
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events.

         The Williams Companies, Inc., (the "Company") announced that its Board of Directors had authorized management to continue to pursue a tax free spinoff of the Company's communications business to the Company's shareholders.

Item 7. Financial Statements and Exhibits.

         The Company files the following exhibit as part of this report:

         Exhibit 99. Copy of the Company's press release, dated November 16, 2000, publicly announcing the information reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE WILLIAMS COMPANIES, INC.


Date: November 29, 2000                 /s/ Shawna L. Gehres
                                        ----------------------------------------
                                        Name:  Shawna L. Gehres
                                        Title: Corporate Secretary




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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------

  99                       Copy of the Company's press release, dated November
                           16, 2000, publicly announcing the information reported herein.